UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2010

STEVENS RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-163019	75-3250686
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 West Francis, Ste. 196 Spokane, Washington 99205	89703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 263-7442

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 13, 2010, Stevens Resources, Inc., a Nevada corporation (the “Company”), dismissed Kyle L. Tingle, CPA, LLC (“Tingle”) as its principal independent registered public accountant and engaged Goldman Kurland and Mohidin, LLP (“GKM”) as its new principal independent registered public accounting firm. This decision was approved by the Board of Directors of the Company. Tingle audited the Company’s financial statements from September 9, 2009 (inception), through September 30, 2009.

During the Company’s most recent fiscal year and any subsequent interim period through July 13, 2010, there have been no disagreements or reportable events with Tingle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tingle, would have caused them to make reference thereto in their reports on the financial statements for such year. Tingle’s report on the Company’s financial statements for the Company’s most recent fiscal year did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles, except that Tingle’s report on the financial statements of the Company as of and for the year ended September 30, 2009, contained a separate paragraph stating:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has limited operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s most recent fiscal year and the subsequent interim period ended July 13, 2010, Tingle did not advise the Company of any of the matters identified in Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

During the Company’s most recent fiscal year and the subsequent interim period ended July 13, 2010, the Company has not consulted with GKM regarding any matters or reportable events described in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

The Registrant has provided to Tingle a copy of the disclosures made in this Current Report on Form 8-K and has requested that Tingle furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Tingle’s letter dated July 15, 2010, is attached hereto as Exhibit 16.1.

Item 5.01 Changes in Control of Registrant.

Effective on July 13, 2010, our previous President, Chief Executive Officer, Chief Financial Officer, Treasurer and director of the Company, Mr. Justin Miller (the “Seller”), entered into an agreement for the sale and purchase of securities of the Company (the “Agreement”) with Mr. Alex Li (the “Purchaser”). In accordance with the terms and provisions of the Agreement, the Seller sold an aggregate of 2,000,000 shares of common stock of the Company, par value $.001 per share (the “Common Stock”), held of record, representing approximately 77.04% of the issued and outstanding Common Stock of the Company, to the Purchaser in a private transaction intended to be exempt from registration under the Securities Act of 1933, as amended, for an aggregate consideration of $40,000. The shares of Common Stock are restricted securities. The source of funds used by Purchaser was personal funds.

After giving effect to the Agreement, there has been a change in control of the Company. As of the date of this Current Report, there are 2,596,000 shares of Common Stock issued and outstanding. The acquisition by Purchaser of the 2,000,000 shares of Common Stock represents an equity interest of approximately 77.04% in the Company. Other than as disclosed above, there are no arrangements or understandings between Seller and Purchaser and their respective agents and associates with respect to the election of directors or other matters.

The information required by Item 5.01(a)(8) was previously reported by the Company in its Registration Statement on Form S-1/A, as filed with the Commission on December 16, 2009, and as made effective by the Commission on January 12, 2010.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on July 13, 2010, the Board of Directors of the Company (the “Board”) appointed Mr. Alex Li as a director of the Company and accepted the resignations of Mr. Justin Miller as President, Chief Executive Officer, Chief Financial Officer, Treasurer and director of the Company and Mr. Fernando Olegário da Silva as Secretary of the Company. Messrs. Miller and Silva resigned in order to pursue other interests and did not indicate that their resignations were a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board appointed Mr. Li as the President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary of the Company.

There are no arrangements, understandings or family relationships between the Company and any other director or executive officer of the Company pursuant to which Mr. Li was elected as director, nor are there any transactions between Mr. Li and the Company in which he has a direct or indirect material interest that the Company is required to report pursuant to the rules and regulations of the Commission.

As a result of these changes, the Company’s Board and executive officer positions are as follows:

Name	Age	Title
Alex Li	30	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and sole Director

Biography

Mr. Alex Li has been an independent financial analyst advising companies since 2009. From 2007 to 2009, Mr. Li was an Accounting Clerk for the Resort Golden Palm in HaiNan, China. From 2005 to 2007, Mr. Li was a Project Manager for Lianhe Credit Rating Co., Ltd., in Beijing, one of the primary rating agencies in China. From 2002 to 2005, Mr. Li was a Research Analyst for the local government of Anyang, Henan Province, China. Mr. Li received his bachelor’s degree in Economics from Renmin University in 2002.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 16.1	Letter of Kyle L. Tingle, CPA, LLC, dated July 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEVENS RESOURCES, INC.

Date:	July 15, 2010	By:	/s/ Alex Li
		Name:	Alex Li
		Title:	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary